UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 through June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Specialty Funds

June 30, 2016 (Unaudited)

Security Capital U.S. Core Real Estate Securities Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion in 2016 despite economic weakness elsewhere and two punishing sell-offs in global financial markets. Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases at its March and June meetings.

“The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Meanwhile, the resiliency of U.S. financial markets was a notable feature of the six months ended June 30, 2016. Equity prices slumped in the early part of the 2016, giving the Standard & Poor’s 500 Index (“S&P 500”) its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year began.

In April, the International Monetary Fund (IMF) warned that the prolonged period of slow growth had left the global economy vulnerable to specific events or trends. Among those risks, the IMF cited financial market turmoil and Britain’s referendum on European Union (EU) membership.

On June 23, the U.K. vote to leave the EU shocked political leaders and sparked a sharp sell-off in global financial markets. The S&P 500 suffered a one-day decline of 3.59%. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France has now supplanted the U.K. as the world’s fifth largest economy. Ultimately, the impact of the “Brexit” referendum on U.S. financial markets was muted and by June 30, 2016, equity prices rebounded. The S&P 500 posted a return of 3.84% for the first half of the year and stood 1.50% shy of its then-record intraday high of 2,130.82 points reached May 21, 2015.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the first half of the year remained tepid, which helped corporate earnings and held down inflationary pressure.

Over the past six months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. Notably, the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

The events of the past six months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

With a pricing surge in June, real estate investment trust (“REIT”) common equities generated attractive total returns for the second quarter in a highly volatile market period characterized by falling interest rates and simmering global economic and political risks largely centered on the U.K. referendum vote to exit the European Union. For the six months ended June 30, 2016, the Wilshire U.S. Real Estate Index posted a gain of 11.60%, compared with a 3.84% return for the Standard & Poor’s 500 Index.

Falling interest rates were the driver as well of highly attractive returns generated by REIT senior fixed income securities in the second quarter. For the six months ended June 30, 2016, the Wells Fargo Hybrid and Preferred Securities REIT Index posted a gain of 6.81%, and the Barclays Investment Grade REIT Index generated a gain of 6.07%.

Change is a constant, but 2016 seemed to have served up investors a double dose of change and uncertainty related to a host of global economic and political issues from oil markets, to the Chinese economy and Brexit. While markets have responded differently to each of these hurdles, a near-constant has been an underscoring of the valuable role of U.S. commercial real estate in investment portfolios as a sort of dollar-denominated “growth bond.”

For much of this past year and coming into 2016, our investment themes for the REIT market revolved principally around discounts to net asset value (“NAV”), some very significant, driven largely by the attitudes and marginal pricing power of generalist stock investors that frequently drive REIT pricing and volatility to extremes. Wary of the prospect for rising interest rates, stock investors, including large and small cap stock funds, hedge funds, closed end funds, etc., had shifted their focus away from REITs. The choppy and frequently soft pricing for REITs during this period was seemingly at odds with stable-to-increasing pricing trends in the larger private-direct market for real estate assets set against a backdrop of low borrowing costs, accommodating debt markets, manageable levels of new construction, stable-to-improving rent/occupancy levels and abundant private equity capital. We saw clear evidence of the resulting public-private arbitrage, including eight REIT all-cash take-private transactions totaling $32.5 billion announced over the twelve months leading up to the second quarter of 2016.

By the end of the reporting period, the pricing landscape had shifted dramatically. Falling interest rates for much of 2016 and the post-Brexit interest rate swoon re-energized REIT pricing and returns accelerated into the third quarter. Generalist investors again embraced REITs as they shunned other financial stocks, largely erasing NAV discounts. And importantly, this occurred just as private market real estate valuations showed early signs of easing in the context of fewer bidders and a widening bid/ask spread.

To be sure, low interest rates were a very good thing for real estate and REITs, and operating fundamentals continued to be healthy during the period. But our company level valuations models flashed some concerns, suggesting that REIT investors may risk overshooting the mark in terms of underlying fundamental value. We humbly acknowledge that fundamental value is a challenging concept in the face of hyper low or even negative interest rates, but we believe there is nonetheless fragility to REIT valuations, moving into the third quarter, and we believe investors should be cautious.

At the end of the day, real estate stocks are not a homogenous group, and we believe investors can expect to see a dispersed pattern of performance moving forward, with absolute winners and losers under a broad range of economic scenarios. We believe that successful investing in this environment requires the resources to analyze and fully understand the underlying real estate markets, capital structures, cash flow growth opportunities, and risks under alternative economic scenarios. We believe that it also requires patience and conviction to move against the market’s momentum, which is often so keenly focused on shorter-term earnings targets and events. These qualities are fundamental to our investment approach and we believe they will enable us to produce attractive risk-adjusted investment returns over the longer term.

2	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2016

Security Capital U.S. Core Real Estate Securities Fund

FUND COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.66%
Wilshire U.S. Real Estate Securities Index	11.60%
Barclays Investment Grade REIT Index	6.07%
U.S. Core Real Estate Composite Benchmark	9.61%

Net Assets as of 6/30/2016 (In Thousands)	$135,020

INVESTMENT OBJECTIVE**

The Security Capital U.S. Core Real Estate Securities Fund (the “Fund”) seeks a risk-adjusted total return over the long term by investing primarily in real estate securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) generated a positive return for the six months ended June 30, 2016, outperforming the Barclays Investment Grade REIT Index, yet underperforming relative to the U.S. Core Real Estate Securities Composite Benchmark and the all-common equity Wilshire U.S. Real Estate Securities Index (“WILRESI”). The Fund invests in equity and fixed income securities and, therefore, its performance is compared with multiple benchmarks, including broad-based equity and fixed income benchmarks as well as a blended composite benchmark.

The Fund’s real estate investment trust (“REIT”) common equity holdings represented 62.7% of the portfolio and generated positive returns for the six month reporting period. Among the Fund’s common stock holdings, the Fund’s near-absence of investments in data center real estate companies was the largest single factor for the performance shortfall relative to the WILRESI. The Fund’s holdings in the apartment and strip center sectors also detracted from performance relative to the WILRESI. The Fund’s holdings in the mixed-industrial office, health care and office sectors contributed to performance relative to the WILRESI.

In absolute terms, the Fund’s investments in preferred equity and debt, representing 20.3% and 10.8% of the portfolio, respectively, generated positive returns for the six month reporting period. This reflected wide yield spreads among preferred equity and the Fund’s positioning in debt holdings with shorter maturities.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up process to inform both security selection and security type (common equity, preferred equity or debt). They relied on proprietary cash flow models, extensive field work and internal real estate market research to target what they believed to be attractive long-term investment opportunities, emphasizing quality real estate portfolios, flexible balance sheets and transparent business models.

JUNE 30, 2016	J.P. MORGAN SPECIALTY FUNDS	3

Security Capital U.S. Core Real Estate Securities Fund

FUND COMMENTARY

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Simon Property Group, Inc.	5.5%
2.	Equity Residential	3.9
3.	Vornado Realty Trust	3.3
4.	Senior Housing Properties Trust, 3.250%, 05/01/19	3.2
5.	Public Storage	3.1
6.	Prologis, Inc.	3.1
7.	Welltower, Inc.	2.9
8.	General Growth Properties, Inc.	2.6
9.	AvalonBay Communities, Inc.	2.4
10.	Equinix, Inc.	2.3

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Common Stocks	61.2%
Preferred Securities	22.2
Corporate Bonds	14.0
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

GEOGRAPHIC DIVERSIFICATION
	Security Capital U.S. Core Real Estate Securities Fund (a)	NCREIF (b)
East	36.6%	33.5%
Northeast	22.2%	21.1%
Mideast	14.4%	12.4%
West	31.5%	36.8%
Pacific	26.6%	31.5%
Mountain	4.9%	5.3%
South	19.1%	20.4%
Southeast	11.2%	9.7%
Southwest	7.9%	10.7%
Midwest	11.2%	9.3%
East North Central	8.5%	7.8%
West North Central	2.7%	1.5%
Non-U.S.	1.6%	0.0%

(a)	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.
(b)	Reflects the industry average of institutions belonging to the National Council of Real Estate Investment Fiduciaries.

4	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2011
With Sales Charge**		1.93%	10.20%	7.72%	8.47%
Without Sales Charge		7.56	16.30	9.67	9.68
CLASS C SHARES	August 31, 2011
With CDSC***		6.25	14.66	9.12	9.13
Without CDSC		7.25	15.66	9.12	9.13
CLASS R5 SHARES	August 31, 2011	7.74	16.74	10.16	10.17
CLASS R6 SHARES	August 31, 2011	7.76	16.86	10.21	10.23
SELECT CLASS SHARES	August 31, 2011	7.66	16.54	9.93	9.96

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/11 TO 6/30/2016)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Security Capital U.S. Core Real Estate Securities Fund, the Wilshire US Real Estate Securities Index, Barclays Investment Grade REIT Index, U.S. Core Real Estate Securities Composite Benchmark and the Lipper Real Estate Funds Index from August 31, 2011 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices, other than the Lipper Real Estate Funds Index, does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Wilshire US Real Estate Securities Index is an unmanaged, float-adjusted market capitalization-weighted index comprising publicly traded REITs and real estate operating companies, not including special purpose REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate. The Barclays Investment Grade REIT Index publicly includes issued U.S. corporate and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered or 144a securities with registration rights and only includes the portion of the Barclays U.S. Corporate Index deemed to be a Real Estate Investment Trust. The U.S. Core Real Estate Securities Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes 60% Wilshire US Real Estate Securities Index, 10% Wells Fargo Hybrid and Preferred Securities REIT Index and 30% Barclays Investment Grade REIT Index. The Lipper Real Estate Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	J.P. MORGAN SPECIALTY FUNDS	5

Security Capital U.S. Core Real Estate Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 60.1%
	Diversified — 5.5%
40	Duke Realty Corp.	1,062
53	Liberty Property Trust	2,086
43	Vornado Realty Trust	4,311

		7,459

	Health Care — 6.9%
73	HCP, Inc.	2,579
139	Senior Housing Properties Trust	2,894
50	Welltower, Inc.	3,810

		9,283

	Hotels — 3.3%
27	Chesapeake Lodging Trust	632
27	Hospitality Properties Trust	764
114	Host Hotels & Resorts, Inc.	1,847
28	Pebblebrook Hotel Trust	730
21	RLJ Lodging Trust	445

		4,418

	Industrial — 7.3%
7	CoreSite Realty Corp.	617
7	CyrusOne, Inc.	406
15	Digital Realty Trust, Inc.	1,640
8	Equinix, Inc.	3,112
84	Prologis, Inc.	4,106

		9,881

	Multifamily — 10.4%
47	Apartment Investment & Management Co., Class A	2,078
18	AvalonBay Communities, Inc.	3,208
76	Equity Residential	5,210
10	Essex Property Trust, Inc.	2,176
17	Sun Communities, Inc.	1,337

		14,009

	Office — 7.4%
19	Alexandria Real Estate Equities, Inc.	1,974
16	Boston Properties, Inc.	2,130
36	Columbia Property Trust, Inc.	760
73	Douglas Emmett, Inc.	2,590
14	Equity Commonwealth (a)	419
71	Hudson Pacific Properties, Inc.	2,079

		9,952

	Regional Malls — 9.1%
115	General Growth Properties, Inc.	3,439
19	Macerich Co. (The)	1,635
34	Simon Property Group, Inc.	7,289

		12,363

SHARES	SECURITY DESCRIPTION	VALUE($)

	Shopping Centers — 5.4%
50	Brixmor Property Group, Inc.	1,320
118	DDR Corp.	2,141
49	Kimco Realty Corp.	1,548
12	Regency Centers Corp.	964
34	Weingarten Realty Investors	1,373

		7,346

	Storage — 4.8%
40	CubeSmart	1,228
16	Public Storage	4,134
11	Sovran Self Storage, Inc.	1,146

		6,508

	Total Common Stocks (Cost $67,055)	81,219

PRINCIPAL AMOUNT($)
Corporate Bonds — 13.7%
	Diversified — 0.5%
233	Liberty Property LP, 6.625%, 10/01/17	247
419	Vornado Realty LP, 5.000%, 01/15/22	456

		703

	Health Care — 6.9%
	HCP, Inc.,
1,842	2.625%, 02/01/20	1,857
298	4.000%, 12/01/22	309
	Senior Housing Properties Trust,
4,202	3.250%, 05/01/19	4,219
879	6.750%, 12/15/21	996
527	Ventas Realty LP/Ventas Capital Corp., 2.000%, 02/15/18	530
	Welltower, Inc.,
400	4.950%, 01/15/21	443
844	5.250%, 01/15/22	949

		9,303

	Industrial — 0.2%
252	DCT Industrial Operating Partnership LP, 4.500%, 10/15/23	267
43	First Industrial LP, 7.500%, 12/01/17	46

		313

	Multifamily — 0.2%
	Post Apartment Homes LP,
197	3.375%, 12/01/22	200
5	4.750%, 10/15/17	5

		205

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Office — 4.9%
	Alexandria Real Estate Equities, Inc.,
1,250	2.750%, 01/15/20	1,261
232	4.600%, 04/01/22	251
146	Brandywine Operating Partnership LP, 5.700%, 05/01/17	151
805	Corporate Office Properties LP, 3.600%, 05/15/23	783
140	Equity Commonwealth, 5.875%, 09/15/20	155
701	Government Properties Income Trust, 3.750%, 08/15/19	719
30	Highwoods Realty LP, 7.500%, 04/15/18	33
83	Mack-Cali Realty LP, 7.750%, 08/15/19	94
2,684	Select Income REIT, 2.850%, 02/01/18	2,705
	SL Green Realty Corp.,
67	4.500%, 12/01/22	70
125	5.000%, 08/15/18	131
180	7.750%, 03/15/20	210

		6,563

	Regional Malls — 0.3%
480	CBL & Associates LP, 5.250%, 12/01/23	456

	Shopping Centers — 0.7%
	DDR Corp.,
119	3.500%, 01/15/21	123
259	4.625%, 07/15/22	280
	Equity One, Inc.,
117	3.750%, 11/15/22	119
250	6.000%, 09/15/17	262
160	Regency Centers LP, 6.000%, 06/15/20	181

		965

	Total Corporate Bonds (Cost $18,163)	18,508

SHARES
Preferred Stocks ($25 par value) — 21.8%
	Diversified — 0.6%
15	PS Business Parks, Inc., Series S, 6.450%, 01/18/17 @	393
2	Vornado Realty Trust, Series G, 6.625%, 08/01/16 @	63
3	Vornado Realty Trust, Series J, 6.875%, 08/01/16 @	88
8	Vornado Realty Trust, Series K, 5.700%, 07/18/17 @	203

		747

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 0.4%
10	Sabra Health Care REIT, Inc., Series A, 7.125%, 03/21/18 @	255
5	Senior Housing Properties Trust, 6.250%, 02/01/46	120
8	Welltower, Inc., Series J, 6.500%, 03/07/17 @	211

		586

	Hotels — 3.1%
27	Ashford Hospitality Trust, Inc., Series D, 8.450%, 08/01/16 @	666
26	LaSalle Hotel Properties, Series J, 6.300%, 05/25/21 @	675
2	Pebblebrook Hotel Trust, Series B, 8.000%, 09/21/16 @	53
2	Summit Hotel Properties, Inc., Series A, 9.250%, 10/28/16 @	59
91	Sunstone Hotel Investors, Inc., Series E, 6.950%, 03/11/21 @	2,428
10	Sunstone Hotel Investors, Inc., Series F, 6.450%, 05/17/21 @	259

		4,140

	Industrial — 0.8%
12	Digital Realty Trust, Inc., Series H, 7.375%, 03/26/19 @	342
22	STAG Industrial, Inc., Series A, 9.000%, 11/02/16 @	581
8	Terreno Realty Corp., Series A, 7.750%, 07/19/17 @	206

		1,129

	Multifamily — 3.6%
91	American Homes 4 Rent, Series D, 6.500%, 05/24/21 @	2,400
66	American Homes 4 Rent, Series E, 6.350%, 06/29/21 @	1,647
24	Apartment Investment & Management Co., 6.875%, 05/16/19 @	649
3	Apartment Investment & Management Co., Series Z, 7.000%, 07/29/16 @	80
2	Equity LifeStyle Properties, Inc., Series C, 6.750%, 09/07/17 @	61

		4,837

	Office — 5.2%
8	Alexandria Real Estate Equities, Inc., Series E, 6.450%, 03/15/17 @	218
2	Brandywine Realty Trust, Series E, 6.900%, 04/11/17 @	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SPECIALTY FUNDS	7

Security Capital U.S. Core Real Estate Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — continued
	Office — continued
76	Corporate Office Properties Trust, Series L, 7.375%, 06/27/17 @	1,962
25	Kilroy Realty Corp., Series G, 6.875%, 03/27/17 @	665
25	Kilroy Realty Corp., Series H, 6.375%, 08/15/17 @	650
92	SL Green Realty Corp., Series I, 6.500%, 08/10/17 @	2,402
41	Urstadt Biddle Properties, Inc., Series F, 7.125%, 10/24/17 @	1,087
2	Urstadt Biddle Properties, Inc., Series G, 6.750%, 10/28/19 @	59

		7,088

	Regional Malls — 4.4%
29	CBL & Associates Properties, Inc., Series D, 7.375%, 08/01/16 @	731
103	General Growth Properties, Inc., Series A, 6.375%, 02/13/18 @	2,754
14	Pennsylvania Real Estate Investment Trust, Series A, 8.250%, 04/20/17 @	363
1	Pennsylvania Real Estate Investment Trust, Series B, 7.375%, 10/11/17 @	24
49	Taubman Centers, Inc., Series J, 6.500%, 08/14/17 @	1,271
8	Taubman Centers, Inc., Series K, 6.250%, 03/15/18 @	210
23	WP Glimcher, Inc., Series H, 7.500%, 08/10/17 @	601

		5,954

	Shopping Centers — 3.3%
6	DDR Corp., Series J, 6.500%, 08/01/17 @	158
21	DDR Corp., Series K, 6.250%, 04/09/18 @	564
4	National Retail Properties, Inc., Series D, 6.625%, 02/23/17 @	114
89	Regency Centers Corp., Series 6, 6.625%, 02/16/17 @	2,319

SHARES	SECURITY DESCRIPTION	VALUE($)

	Shopping Centers — continued
1	Regency Centers Corp., Series 7, 6.000%, 08/23/17 @	13
24	Retail Properties of America, Inc., Series A, 7.000%, 12/20/17 @	639
20	Saul Centers, Inc., Series C, 6.875%, 02/12/18 @	529

		4,336

	Storage — 0.4%
21	CubeSmart, Series A, 7.750%, 11/02/16 @	534
1	Public Storage, Series Y, 6.375%, 03/17/19 @	39

		573

	Total Preferred Stocks (Cost $28,561)	29,390

Short-Term Investment — 2.6%
	Investment Company — 2.6%
3,502	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $3,502)	3,502

	Total Investments — 98.2% (Cost $117,281)	132,619
	Other Assets in Excess of Liabilities — 1.8%	2,401

	NET ASSETS — 100.0%	$135,020

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2016.
@

—  The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of June 30, 2016 and is based upon the stated par value.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	J.P. MORGAN SPECIALTY FUNDS	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	Security Capital U.S. Core Real Estate Securities Fund
ASSETS:
Investments in non-affiliates, at value	$129,117
Investments in affiliates, at value	3,502

Total investment securities, at value	132,619

Cash	—	(a)
Receivables:
Investment securities sold	2,749
Fund shares sold	92
Interest and dividends from non-affiliates	673
Dividends from affiliates	1

Total Assets	136,134

LIABILITIES:
Payables:
Investment securities purchased	982
Fund shares redeemed	8
Accrued liabilities:
Investment advisory fees	52
Distribution fees	1
Shareholder servicing fees	12
Custodian and accounting fees	6
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	53

Total Liabilities	1,114

Net Assets	$135,020

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2016

Security Capital U.S. Core Real Estate Securities Fund
NET ASSETS:
Paid-in-Capital	$117,285
Accumulated undistributed (distributions in excess of) net investment income	595
Accumulated net realized gains (losses)	1,802
Net unrealized appreciation (depreciation)	15,338

Total Net Assets	$135,020

Net Assets:
Class A	$1,717
Class C	516
Class R5	28
Class R6	71,533
Select	61,226

Total	$135,020

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	89
Class C	27
Class R5	1
Class R6	3,686
Select	3,159

Net Asset Value (a):
Class A — Redemption price per share	$19.34
Class C — Offering price per share (b)	19.31
Class R5 — Offering and redemption price per share	19.40
Class R6 — Offering and redemption price per share	19.41
Select — Offering and redemption price per share	19.38
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.41

Cost of investments in non-affiliates	$113,779
Cost of investments in affiliates	3,502

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SPECIALTY FUNDS	11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

(Amounts in thousands)

Security Capital U.S. Core Real Estate Securities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$191
Dividend income from non-affiliates	1,758
Dividend income from affiliates	15

Total investment income	1,964

EXPENSES:
Investment advisory fees	324
Administration fees	44
Distribution fees:
Class A	2
Class C	2
Shareholder servicing fees:
Class A	2
Class C	1
Class R5	— (a)
Select	72
Custodian and accounting fees	18
Professional fees	37
Trustees’ and Chief Compliance Officer’s fees	6
Printing and mailing costs	7
Registration and filing fees	32
Transfer agency fees (See Note 2.C.)	3
Sub-transfer agency fees (See Note 2.C.)	5
Other	4

Total expenses	559

Less fees waived	(60)
Less expense reimbursements	(62)

Net expenses	437

Net investment income (loss)	1,527

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	2,473
Change in net unrealized appreciation/depreciation on investments in non-affiliates	5,877

Net realized/unrealized gains (losses)	8,350

Change in net assets resulting from operations	$9,877

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Security Capital U.S. Core Real Estate Securities Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,527	$1,687
Net realized gain (loss)	2,473	1,572
Change in net unrealized appreciation/depreciation	5,877	(780)

Change in net assets resulting from operations	9,877	2,479

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9)	(122)
From net realized gains	—	(210)
Class C
From net investment income	(2)	(7)
From net realized gains	—	(15)
Class R5
From net investment income	— (a)	(1)
From net realized gains	—	(1)
Class R6
From net investment income	(552)	(568)
From net realized gains	—	(593)
Select
From net investment income	(429)	(1,062)
From net realized gains	—	(1,815)

Total distributions to shareholders	(992)	(4,394)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	51,688	(18,812)

NET ASSETS:
Change in net assets	60,573	(20,727)
Beginning of period	74,447	95,174

End of period	$135,020	$74,447

Accumulated undistributed (distributions in excess of) net investment income	$595	$60

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SPECIALTY FUNDS	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Security Capital U.S. Core Real Estate Securities Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$862	$3,633
Distributions reinvested	9	332
Cost of shares redeemed	(5,299)	(3,718)

Change in net assets resulting from Class A capital transactions	$(4,428)	$247

Class C
Proceeds from shares issued	$212	$159
Distributions reinvested	2	20
Cost of shares redeemed	(175)	(86)

Change in net assets resulting from Class C capital transactions	$39	$93

Class R5
Proceeds from shares issued	$3	$1
Distributions reinvested	— (a)	2
Cost of shares redeemed	— (a)	(48)

Change in net assets resulting from Class R5 capital transactions	$3	$(45)

Class R6
Proceeds from shares issued	$51,184	$5,253
Distributions reinvested	552	1,161
Cost of shares redeemed	(1,250)	(14,892)

Change in net assets resulting from Class R6 capital transactions	$50,486	$(8,478)

Select
Proceeds from shares issued	$11,609	$13,642
Distributions reinvested	400	2,638
Cost of shares redeemed	(6,421)	(26,909)

Change in net assets resulting from Select capital transactions	$5,588	$(10,629)

Total change in net assets resulting from capital transactions	$51,688	$(18,812)

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2016

	Security Capital U.S. Core Real Estate Securities Fund
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	46		193
Reinvested	1		19
Redeemed	(303)		(204)

Change in Class A Shares	(256)		8

Class C
Issued	12		10
Reinvested	—	(a)	1
Redeemed	(10)		(5)

Change in Class C Shares	2		6

Class R5
Issued	—	(a)	— (a)
Reinvested	—	(a)	— (a)
Redeemed	—	(a)	(3)

Change in Class R5 Shares	—	(a)	(3)

Class R6
Issued	2,827		282
Reinvested	29		65
Redeemed	(69)		(837)

Change in Class R6 Shares	2,787		(490)

Select
Issued	656		735
Reinvested	21		148
Redeemed	(353)		(1,482)

Change in Select Shares	324		(599)

(a)	Amount rounds to less than 500 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SPECIALTY FUNDS	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Return of capital	Total distributions
Security Capital U.S. Core Real Estate Securities Fund
Class A
Six Months Ended June 30, 2016 (Unaudited)	$18.10	$0.16	$1.20	$1.36		$(0.12)	$—	$—	$(0.12)
Year Ended December 31, 2015	18.32	0.30	0.47 (g)	0.77		(0.35)	(0.64)	—	(0.99)
Year Ended December 31, 2014	15.70	0.31	3.05	3.36		(0.29)	(0.45)	—	(0.74)
Year Ended December 31, 2013	16.36	0.29	(0.21)	0.08		(0.28)	(0.44)	(0.02)	(0.74)
Year Ended December 31, 2012	14.98	0.34	1.62	1.96		(0.29)	(0.29)	—	(0.58)
August 31, 2011 (h) through December 31, 2011	15.00	0.35	(0.23)	0.12		(0.10)	— (i)	(0.04)	(0.14)

Class C
Six Months Ended June 30, 2016 (Unaudited)	18.08	0.18	1.13	1.31		(0.08)	—	—	(0.08)
Year Ended December 31, 2015	18.32	0.22	0.44 (g)	0.66		(0.26)	(0.64)	—	(0.90)
Year Ended December 31, 2014	15.70	0.24	3.04	3.28		(0.21)	(0.45)	—	(0.66)
Year Ended December 31, 2013	16.37	0.22	(0.22)	—	(i)	(0.21)	(0.44)	(0.02)	(0.67)
Year Ended December 31, 2012	15.00	0.25	1.62	1.87		(0.21)	(0.29)	—	(0.50)
August 31, 2011 (h) through December 31, 2011	15.00	0.11	(0.01)	0.10		(0.06)	— (i)	(0.04)	(0.10)

Class R5
Six Months Ended June 30, 2016 (Unaudited)	18.15	0.26	1.14	1.40		(0.15)	—	—	(0.15)
Year Ended December 31, 2015	18.38	0.38	0.46 (g)	0.84		(0.43)	(0.64)	—	(1.07)
Year Ended December 31, 2014	15.73	0.38	3.08	3.46		(0.36)	(0.45)	—	(0.81)
Year Ended December 31, 2013	16.39	0.37	(0.22)	0.15		(0.35)	(0.44)	(0.02)	(0.81)
Year Ended December 31, 2012	15.00	0.41	1.62	2.03		(0.35)	(0.29)	—	(0.64)
August 31, 2011 (h) through December 31, 2011	15.00	0.16	(0.02)	0.14		(0.10)	— (i)	(0.04)	(0.14)

Class R6
Six Months Ended June 30, 2016 (Unaudited)	18.16	0.28	1.13	1.41		(0.16)	—	—	(0.16)
Year Ended December 31, 2015	18.38	0.39	0.47 (g)	0.86		(0.44)	(0.64)	—	(1.08)
Year Ended December 31, 2014	15.74	0.40	3.05	3.45		(0.36)	(0.45)	—	(0.81)
Year Ended December 31, 2013	16.39	0.43	(0.26)	0.17		(0.36)	(0.44)	(0.02)	(0.82)
Year Ended December 31, 2012	15.00	0.42	1.62	2.04		(0.36)	(0.29)	—	(0.65)
August 31, 2011 (h) through December 31, 2011	15.00	0.16	(0.02)	0.14		(0.10)	— (i)	(0.04)	(0.14)

Select
Six Months Ended June 30, 2016 (Unaudited)	18.14	0.25	1.13	1.38		(0.14)	—	—	(0.14)
Year Ended December 31, 2015	18.36	0.34	0.47 (g)	0.81		(0.39)	(0.64)	—	(1.03)
Year Ended December 31, 2014	15.72	0.35	3.07	3.42		(0.33)	(0.45)	—	(0.78)
Year Ended December 31, 2013	16.38	0.33	(0.21)	0.12		(0.32)	(0.44)	(0.02)	(0.78)
Year Ended December 31, 2012	15.00	0.41	1.59	2.00		(0.33)	(0.29)	—	(0.62)
August 31, 2011 (h) through December 31, 2011	15.00	0.19	(0.05)	0.14		(0.10)	— (i)	(0.04)	(0.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculation of net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.005.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2011.
(k)	The net investment income ratios for Class A and Select Class are disproportionate due to the timing of shareholder capital transactions and when the Fund earned income over the period.
(l)	Ratios are disproportionate among the classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000’s)	Net expenses(e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate(c)(f)

$19.34	7.50%	$1,717	1.17%		1.76%		1.61%		75%
18.10	4.38	6,232	1.17		1.66		1.47		85
18.32	21.54	6,177	1.16		1.75		1.45		76
15.70	0.46	4,270	1.17		1.75		1.56		106
16.36	13.14	3,867	1.17		2.11		2.33		74
14.98	0.83	2,548	1.18	(j)	7.03	(j)(k)	5.74	(j)(l)	8

19.31	7.25	516	1.66		1.94		2.06		75
18.08	3.79	448	1.67		1.23		2.12		85
18.32	21.00	356	1.66		1.38		1.96		76
15.70	(0.04)	88	1.67		1.30		2.05		106
16.37	12.53	57	1.67		1.56		2.90		74
15.00	0.69	50	1.68	(j)	2.29	(j)(k)	11.12	(j)(l)	8

19.40	7.74	28	0.72		2.89		1.79		75
18.15	4.77	23	0.72		2.03		1.79		85
18.38	22.17	71	0.71		2.17		1.00		76
15.73	0.87	58	0.72		2.18		1.11		106
16.39	13.65	57	0.72		2.52		1.94		74
15.00	1.01	50	0.73	(j)	3.24	(j)(k)	10.27	(j)(l)	8

19.41	7.76	71,533	0.66		2.98		0.87		75
18.16	4.89	16,332	0.67		2.14		0.92		85
18.38	22.15	25,542	0.66		2.27		0.95		76
15.74	0.98	7,630	0.67		2.60		1.04		106
16.39	13.70	57	0.67		2.57		1.89		74
15.00	1.02	51	0.68	(j)	3.29	(j)(k)	10.22	(j)(l)	8

19.38	7.60	61,226	0.92		2.73		1.15		75
18.14	4.61	51,412	0.92		1.86		1.19		85
18.36	21.91	63,028	0.91		1.99		1.20		76
15.72	0.69	44,340	0.92		1.98		1.31		106
16.38	13.42	41,370	0.92		2.53		1.91		74
15.00	0.97	7,249	0.93	(j)	3.82	(j)(k)	9.39	(j)(l)	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SPECIALTY FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Fund	Classes Offered	Diversified/Non-Diversified
Security Capital U.S. Core Real Estate Securities Fund	Class A, Class C, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek a risk-adjusted total return over the long-term by investing primarily in real estate securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Security Capital Research & Management Incorporated (the “Adviser”) an indirect, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. acts as investment adviser to the Fund. J.P. Morgan Investment Management Inc. (“JPMIM”) (the “Administrator”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Administrator to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed-income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed-income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

18	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2016

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$81,219	$—	$—	$81,219
Corporate Bonds	—	18,508	—	18,508
Preferred Stocks	29,337	53	—	29,390
Short-Term Investment
Investment Company	3,502	—	—	3,502

Total Investments in Securities	$114,058	$18,561	$—	$132,619

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no significant transfers among any levels during the six months ended June 30, 2016.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the six months ended June 30, 2016 are as follows (amounts in thousands):

	Class A	Class C		Class R5		Class R6		Select Class	Total
Transfer agency fees	$1	$1		$—	(a)	$—	(a)	$1	$3
Sub-transfer agency fees	1	—	(a)	—	(a)	—		4	5

(a)	Amount rounds to less than $500.

D. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2016	J.P. MORGAN SPECIALTY FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser acts as the investment adviser to the Fund. The Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual rate of 0.60%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2016, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from the redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended June 30, 2016, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge		CDSC
$—	(a)	$—

(a)	Amount rounds to less than $500.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Class R6	Select Class
1.18%	1.68%	0.73%	0.68%	0.93%

The expense limitation agreements were in effect for the six months ended June 30, 2016 and are in place until at least April 30, 2017.

20	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2016

For the six months ended June 30, 2016, the Administrator and Distributor waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Administration	Shareholder Servicing	Total	Contractual Reimbursements
$44	$8	$52	$62

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Administrator and/or the Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement was voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2016 was approximately $8,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2016, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended June 30, 2016, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$125,509	$73,576

During the six months ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$117,281	$15,372	$34	$15,338

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12 (d)(1)(G) of the 1940 Act).

JUNE 30, 2016	J.P. MORGAN SPECIALTY FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (Unaudited) (continued)

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2016 the Fund had three shareholders who collectively owned shares representing 66.9% of the Fund’s net assets. Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because the Fund may invest a substantial portion of their assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed-income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. Subsequent Event

Effective August 16, 2016, the Fund, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

22	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Security Capital U.S. Core Real Estate Securities Fund
Class A
Actual	$1,000.00	$1,075.00	$6.04	1.17%
Hypothetical	1,000.00	1,019.05	5.87	1.17
Class C
Actual	1,000.00	1,072.50	8.55	1.66
Hypothetical	1,000.00	1,016.61	8.32	1.66
Class R5
Actual	1,000.00	1,077.40	3.72	0.72
Hypothetical	1,000.00	1,021.28	3.62	0.72
Class R6
Actual	1,000.00	1,077.60	3.41	0.66
Hypothetical	1,000.00	1,021.58	3.32	0.66
Select
Actual	1,000.00	1,076.00	4.75	0.92
Hypothetical	1,000.00	1,020.29	4.62	0.92

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2016	J.P. MORGAN SPECIALTY FUNDS	23

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	SAN-USRE-616

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable to a semiannual report.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2016

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
September 1, 2016